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                                                                 Exhibit 10.(53)

                            SHARE TRANSFER AGREEMENT

This SHARE TRANSFER AGREEMENT (this "Agreement") is entered into as of the 14th day of July, 2000, by and between VIRTUAL COMMUNITIES, INC., a Delaware corporation, having an address at 589 8th Avenue New York, New York ("VCI") and RAN EILAM, having an address at _____________ and NOAM ILAN having an address at _____________ (each "Founder", jointly the "Founders").

In consideration of the mutual covenants and obligations herein contained, the parties hereby agree as follows:

1.       PURCHASE OF SHARES

         1.1 Agreement to Purchase. Subject to and in accordance with the terms
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and conditions of this Agreement and in reliance upon the representations, VCI hereby agrees to purchase from each Founder, and each Founder hereby agrees to transfer, assign, and deliver to VCI, 75 Ordinary Shares of Cortext, nominal value of NIS 1.00 (the "Shares"), 150 Shares in all, in four installments (each an "Installment Closing"), as set forth in Exhibit 1 annexed hereto (the "Purchase Price"). VCI shall execute the payments set forth in Exhibit 1 upon the dates set forth therein. All amounts shall be paid to the Founders in US Dollars upon each Installment Closing.

2.       CONDITIONS TO OBLIGATION TO CLOSE

                  2.1 Conditions to Obligations of VCI. The obligations of VCI
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to consummate the transactions to be performed by it in connection with each
Installment Closing is subject to the condition that the representations set forth in Section 4 below shall be true and correct in all material respects upon such Installment Closing and the receipt of 2 share transfer deeds in the form annexed hereto as Exhibit 2, dated as of the date of such Installment Closing, each executed by a Founder, together with the share certificates for the applicable Shares. VCI may waive any condition specified in this Section 2.1 at or prior to the relevant Installment Closing.

                  2.2 Condition to Obligation of the Cortext Parties. The
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obligation of the Founders to consummate the transactions to be performed by them in connection with each Installment Closing is subject to receipt from VCI of satisfactory evidence of transfer of the portion of the purchase price set forth in Exhibit 1 annexed hereto.

3.       REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF  VCI

3.1 VCI, represents, warrants and agrees that: (a) it is duly organized and validly existing under the laws of its jurisdiction; (b) all actions on its part necessary for the authorization, execution, delivery, and performance by it of this Agreement and all related transactions contemplated hereby, have been duly taken; (c) the execution, delivery and performance of this Agreement and all related transactions contemplated hereby do not violate its governing internal documents; and (d) the individual executing this Agreement on behalf of VCI has appropriate authority to act on behalf of VCI.

4.       REPRESENTATIONS and WARRANTIES OF THE founders

         Each Founder, represent as far as it relate to his Shares that:

4.1 He has the capacity to enter into this Agreement and to perform his obligations hereunder.

4.2 This Agreement is the legal, valid, and binding obligation of the Founder, enforceable as to the Founder in accordance with its terms. The execution, delivery and performance of this Agreement by the Founder and all related transactions contemplated hereby do not (a) breach or violate any law or agreement, or (b) require the consent or agreement of any person who is not a party to this Agreement except for VCI's consent, under the Company's Articles of Association which is deemed given.

4.3 The Founder has not granted any "Security Interest" in the Shares to be transferred by such Founder. "Security Interest" means any interest or equity of any person (including any
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         right to acquire, option, or right of preemption) or any mortgage, charge, pledge, lien, or assignment, or any other encumbrance or security interest or arrangement of whatsoever nature over or in the Shares.

4.4 The Founder has good, indefeasible and marketable title to the Shares to be transferred by such Founder. Upon the date hereof and each Installment Closing Date, (a) the Founder shall have full right, power and authority to effect the transfer and delivery of its Shares; (b) there shall be no agreements or restrictions that have not been canceled or waived which in any way limit or restrict the legal ability of such Founder to transfer to VCI good, indefeasible and marketable title, free of any encumbrances, to its Shares; and (c) there will be no shareholders agreements, voting trusts or other agreements or understandings with respect to the voting of the Shares (or otherwise affecting the Shares) that have not been canceled.

4.5 Upon the payment of the applicable portion of the Purchase Price by VCI upon each Installment Closing Date, VCI shall receive good and valid title to the portion of the Shares to be transferred upon such Installment Closing Date, free and clear of any Security Interests.

4.6      Survival.  Each representation herein is deemed to be made on the date
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         hereof this Agreement and each Installment Closing Date. Each Founder shall notify VCI in case any of the aformentioned representations is not met as soon as he become aware of it .


5.       MISCELLANEOUS

5.1      Communications. All notices or other communications hereunder shall be
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         in writing and shall be given in person, by registered mail (registered international air mail if mailed internationally) return receipt requested, by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that written confirmation of receipt is provided), addressed as set forth above or such other address as any party may designate to the others in accordance with the aforesaid procedure. All notices and other communications delivered in person or by courier service shall be deemed to have been given upon receipt, those given by facsimile transmission shall be deemed given twenty-four hours following transmission with confirmed answer back, and all notices and other communications sent by registered mail (or air mail if the posting is international) shall be deemed given seven (7) days after posting.

5.2      Successors and Assigns. This Agreement shall be binding upon and inure
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         to the benefit of and be enforceable by the Founders and VCI and their respective successors and assigns.

5.3      Delays or Omissions; Waiver. No delay or omission to exercise any
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         right, power, or remedy accruing to any party hereto upon any breach or default by the other under this Agreement shall impair any such right, or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring.

5.4      Entire Agreement. This Agreement (together with the schedules and
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         exhibits attached hereto) contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect thereto are merged herein.

5.5      Headings. All article and section headings herein are inserted for
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         convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.

5.6      Counterparts; Governing Law. This Agreement may be executed in any
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         number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to the rules respecting conflict of law, and the parties hereto irrevocably submit to the exclusive jurisdiction of the courts located in Jerusalem in respect of any dispute or matter arising out of or connected with this Agreement.
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5.7      Further Actions. At any time and from time to time, each party agrees,
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         without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed on the date set forth above.


VIRTUAL COMMUNITIES, INC.


By       : /s/ Avi Moskowitz
Name:      Avi Moskowitz
Title    : CEO and President

/s/ Ran Eilam                   /s/ Noam Ilan

RAN EILAM                       NOAM ILAN